SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Earliest Event Reported: April 23, 1999

                         Commission File Number 0-27382


                           SC & T International, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Arizona                       0-27382                  86-0737579
-------------------------------       -----------             ----------------
(State or other jurisdiction of       (Commission             (I.R.S. Employer
 incorporation or organization)       File Number)           Identification No.)


                      7625 East Redfield Road, Scottsdale,
                               Arizona 85260-4063
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (602) 368-9490
                                                          --------------


                 15695 North 83rd Way, Scottsdale, Arizona 85260
           ----------------------------------------------------------
           Former name or Former Address if changed Since Last Report

ITEM 4. CHANGE IN REGISTRANTS CERTIFYING ACCOUNTANTS

     On April 23, 1999, the Registrant dismissed its independent auditors Evers & Company Ltd. effective as of that date.

     On April 23, 1999, the Registrant executed an engagement letter with its new audit firm, King, Weber & Associates P.C., Certified Public Accountants, 1400 E. Southern Avenue, Ste. 735, Tempe, Arizona 85282.

     The previous accountant's report on the financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion or was qualified as to audit scope or accounting principles.

     The decision to change accountants was approved by the Board of Directors of the Registrant.

     During the two most recent fiscal years and interim period, there were no disagreements with the former accountants on any matter of accounting principles or accounting practices, financial statement disclosure, or auditing scope or procedure.

ITEM 7. EXHIBITS

     99 - Accountants Letter

                                   SIGNATURES


     Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     SC & T International, Inc.



Date:  April 30, 1999                /s/ James L. Copeland
                                     -------------------------------
                                     James Copeland
                                     Chairman and CEO